EXHIBIT 32.2

            CERTIFICATION BY CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U.S.C. SECTION 1350
         (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


       In   connection  with  the  Quarterly  Report  of   Werner
Enterprises, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2007, (the "Report") filed with the Securities and Exchange Commission, I, John J. Steele, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1.   The  Report fully  complies  with the  requirements  of
          section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   The  information  contained  in   the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



April 30, 2007                     /s/ John J. Steele
---------------------              ---------------------------------------
                                   John J. Steele
                                   Executive Vice President, Treasurer and
                                   Chief Financial Officer